Exhibit 99.1
Stanley Black & Decker Reports 3Q 2021 Results

Record Third Quarter Revenue Driven by Robust Customer Demand Across All Segments Resulting in Double-Digit Organic Revenue Growth*

New Britain, Connecticut, October 28, 2021 … Stanley Black & Decker (NYSE: SWK) today announced third quarter 2021 financial results.

•Record Third Quarter Revenues Of $4.3 Billion, Up 11% Versus Prior Year; All Segments Contributed To 10% Organic Growth*, Led By Continued Strong Tools Demand
•3Q’21 Operating Margin Was 11.6%; Excluding Charges 3Q’21 Operating Margin* Was 12.2%, Down Versus Prior Year Reflecting Higher Supply Chain Costs That Accelerated In The Quarter
•3Q’21 Diluted GAAP EPS Was $2.56; Excluding Charges, 3Q’21 Diluted EPS* Was $2.77
•Revising 2021 Diluted GAAP EPS Guidance Range To $10.20 - $10.45 (From $10.80 - $11.20); Revising Adjusted EPS* To $10.90 - $11.10 (From $11.35 - $11.65)
•Announced New Pouch Battery, DEWALT POWERSTACK™, DEWALT’s Latest Breakthrough Innovation And Lightest And Most Powerful Compact Battery
•Announced BLACK+DECKER™ Brand To Launch reviva™ Power Tools Line Featuring Tritan™ Renew With 50% Certified Recycled Content

“We are pleased to deliver 10% organic growth and record third quarter revenues as customer demand remains robust across the majority of our end markets,” stated James M. Loree, Stanley Black & Decker’s CEO. “Our multi-year growth story remains compelling given the positive secular demand trends and unique opportunities ahead, which have been further enhanced by our recently-announced MTD and Excel acquisitions. We continue to invest in innovation, manufacturing automation, inventory and our supply chain to fuel our growth, and I am confident that our company is positioned for success and top-quartile performance as a world leading innovator with an elevated commitment to ESG.

“We are prioritizing meeting demand in a universally difficult supply chain environment and are actively addressing the inflationary trends impacting the business with new targeted pricing actions and increased productivity measures.

*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1

I want to thank our 56,000 employees for their efforts that have enabled us to navigate the dynamic operating environment to serve our customers,” concluded Loree.

3Q’21 Key Points:

•Net sales for the quarter were $4.3 billion, up 11% versus prior year from volume (+8%), price (+2%) and currency (+1%).

•The gross margin for the quarter was 32.6%. Excluding charges, gross margin* was 32.8%, down 310 basis points from prior year as volume, price, productivity and mix benefits from innovation were more than offset by accelerated commodity, transportation and labor inflation required to meet strong demand.

•Growth investment was deployed across the businesses, with SG&A 21.1% of sales. Excluding charges, SG&A expenses* were 20.5% of sales, relatively consistent versus 2Q’21 and up from 18.3% in 3Q’20.

•The tax rate was (0.1%). Excluding charges, tax rate* was 2.0% versus 17.8% in 3Q’20, due to a benefit associated with the Company’s supply chain reorganization.

•Working capital turns for the quarter were 5.7, down 1.3 turns versus prior year due to inventory investments to support the strong demand outlook and longer lead times related to the dynamic global supply chain.

3Q’21 Segment Results

($ in M)
	Sales	Profit	Charges[1]	Profit Ex-Charges*	Profit Rate	Profit Rate Ex-Charges*

Tools & Storage	$3,186	$485.8	$14.2	$500.0	15.2%	15.7%

Industrial	$594	$43.8	$3.2	$47.0	7.4%	7.9%

Security	$484	$39.6	$5.0	$44.6	8.2%	9.2%
1 See Acquisition-Related And Other Charges On Page 5

*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1
•Tools & Storage net sales increased 14% versus 3Q’20 driven by volume (+11%), price (+2%) and currency (+1%). All regions delivered organic growth with North America +9%, Europe +20% and emerging markets +28%. Demand was robust across all markets as the secular shifts related to the reconnection with the home and garden and eCommerce were amplified by our industry-leading innovation and strong professional demand. North America reflected retail growth as well as consistently strong commercial and industrial channels. Point-of-sale demand remained at robust levels in U.S. retail and channel inventory ended below historical levels. Europe experienced growth across all major geographies and the commercial, retail brick and mortar, and eCommerce channels. Emerging markets growth was pervasive across all regions and was led by strong professional demand. The Tools & Storage segment profit rate, excluding charges, was 15.7%, down from 21.5% in 3Q’20, as volume, price, productivity and benefits from innovation were more than offset by accelerating transit costs to meet strong demand, commodity inflation and new growth investments.

•Industrial net sales expanded 1% versus 3Q’20 as price (+2%) and currency (+1%) were partially offset by volume (-1%) and an Oil & Gas product line divestiture (-1%). Engineered Fastening organic growth was down 1% as strong general industrial growth was offset by market-driven aerospace declines and lower automotive OEM production resulting from the global semiconductor shortage. Infrastructure organic revenues were up 7% as 16% growth in Attachment Tools was partially offset by lower pipeline project activity in Oil & Gas. The Industrial segment profit rate, excluding charges, was 7.9%, down versus 12.3% in 3Q’20, as the benefits from price and productivity were more than offset by commodity inflation, growth investments and volume declines in higher-margin automotive and aerospace fasteners.

•Security net sales grew 5% versus 3Q’20 as volume (+7%), price (+1%), currency (+1%) and acquisitions (+1%) were partially offset by divestitures (-5%). North America organic growth was 12% driven by strong backlog conversion in commercial electronic security and growth within automatic doors and healthcare. Europe was positive organically led by data-driven product solutions in France which is one of the new Health and Safety growth opportunities. Order rates globally grew 14% in the third quarter resulting in the third consecutive record quarter-end executable backlog. The Security segment profit rate, excluding charges, was 9.2%, down versus the prior year rate of 11.0%, as price and volume gains were more than offset by higher labor costs, pandemic-related inefficiencies and growth investments.

Exhibit 99.1
Updated 2021 Outlook

The Company is updating its 2021 EPS outlook to $10.20 - $10.45 from $10.80 - $11.20 on a GAAP basis, and to $10.90 - $11.10 from $11.35 - $11.65 on an adjusted basis. Free cash flow is expected to approximate $1.1 - $1.3 billion due to an expectation for higher levels of inventory to support the strong demand and to serve our customers.

The following reflects the key assumption changes to the Company's prior EPS outlook:

•Incremental $230 million in commodity, transit and labor inflation (-~$1.25)
•Impact from currency (-~$0.15)
•Lower tax rate and other below the line assumptions (+~$0.60)
•Margin resiliency, incremental pricing actions and other cost control activity (+~$0.30)

The difference between 2021 GAAP and adjusted EPS guidance is $0.65 - $0.70, consisting of acquisition-related and other charges. These forecasted charges primarily relate to facility moves, deal and integration costs and functional transformation initiatives. GAAP guidance excludes charges associated with MTD and Excel which will be incorporated post closure. If the transactions close before year end, 2021 charges associated with inventory step-up, deal and integration costs are estimated to total $0.20 - $0.30.

Donald Allan Jr., President and CFO, commented, “Our updated full year 2021 guidance calls for organic revenue growth of 16% - 17% and, at the midpoint, adjusted EPS expansion of 22% versus prior year and 31% versus 2019. Our new round of price increases and surcharges to address the cost inflation that built rapidly in the third quarter will begin to offset higher costs exiting this year and provides the setup for higher margins and operating profit growth in 2022. We are maintaining our investment levels to support our growth catalysts, accelerate our margin resiliency initiatives and expand the supply chain to deliver significant revenue growth in 2022 and beyond.

“We continue to be focused on shareholder value creation as we drive organic growth and margin expansion while reshaping our portfolio of businesses through acquisitions such as MTD and Excel. We remain well-positioned to deliver above-market organic growth with operating leverage, resulting in strong free cash flow generation that will drive top-quartile shareholder returns over the long-term.”

Exhibit 99.1
Acquisition-Related And Other Charges

Total pre-tax acquisition-related and other charges in 3Q'21 were $42.7 million, primarily related to functional transformation initiatives, deal costs, facility-related charges and restructuring. Gross profit included $5.0 million of these charges while SG&A included $23.8 million. Other, net and Restructuring included $8.1 million and $5.8 million of these charges, respectively.

Conference Call & Webcast

The Company will host a conference call with investors today, October 28, 2021, at 8:00 am ET. A slide presentation which will accompany the call will be available at www.stanleyblackanddecker.com and will remain available after the call.

The call will be accessible by telephone within the U.S. at (877) 930-8285, from outside the U.S. at +1 (253) 336-8297, and via the Internet at www.stanleyblackanddecker.com. To participate, please register on the website at least fifteen minutes prior to the call and download and install any necessary audio software. Please use the conference identification number 9596118. A replay will also be available two hours after the call and can be accessed on the "Investors" section of Stanley Black & Decker's website, or at (855) 859-2056 / +1 (404) 537-3406 using the passcode 9596118. The replay will also be available as a podcast within 24 hours and can be accessed on our website and via iTunes.

About Stanley Black & Decker

Stanley Black & Decker, an S&P 500 company, is a leading $14.5 billion global diversified industrial with 56,000 employees in more than 60 countries who make the tools, products and solutions to deliver on its Purpose, For Those Who Make The World. The Company operates the world’s largest tools and storage business; the world’s second largest commercial electronic security company; and is a global industrial leader of highly engineered solutions within its engineered fastening and infrastructure businesses. Learn more at www.stanleyblackanddecker.com.

Exhibit 99.1
Investor Contacts:

Dennis Lange
Vice President, Investor Relations
dennis.lange@sbdinc.com
(860) 827-3833

Cort Kaufman
Director, Investor Relations
cort.kaufman@sbdinc.com
(860) 515-2741

Christina Francis
Director, Investor Relations
christina.francis@sbdinc.com
(860) 438-3470

Media Contacts:

Shannon Lapierre
Chief Communications Officer
shannon.lapierre@sbdinc.com
(860) 259-7669

Debora Raymond
Vice President, Public Relations
debora.raymond@sbdinc.com
(203) 640-8054

Non-GAAP Financial Measures
Organic sales growth is defined as the difference between total current and prior year sales less the impact of companies acquired and divested in the past twelve months and any foreign currency impacts divided by prior year sales. Operating profit is defined as sales less cost of sales and selling, general and administrative expenses. Management uses operating profit and its percentage of net sales as key measures to assess the performance of the Company as a whole, as well as the related measures at the segment level. Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important indicator of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items. Free cash flow conversion is defined as free cash flow divided by net income. The Non-GAAP statement of operations and business segment information, as reconciled to GAAP on pages 12 through 15, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.1
CAUTIONARY STATEMENTS
Under the Private Securities Litigation Reform Act of 1995

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including any projections or guidance of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among others, the words "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate" or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company's filings with the Securities and Exchange Commission.

Important factors that could cause the Company's actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) successfully developing, marketing and achieving sales from new products and services and the continued acceptance of current products and services; (ii) macroeconomic factors, including global and regional business conditions (such as Brexit), commodity prices, inflation and deflation, and currency exchange rates; (iii) laws, regulations and governmental policies affecting the Company's activities in the countries where it does business, including those related to tariffs, taxation, data privacy, anti-bribery, anti-corruption, government contracts and trade controls such as section 301 tariffs and section 232 steel and aluminum tariffs; (iv) the economic, political, cultural and legal environment of emerging markets, particularly Latin America, Russia, China and Turkey; (v) realizing the anticipated benefits of mergers, acquisitions, joint ventures, strategic alliances or divestitures; (vi) pricing pressure and other changes within competitive markets; (vii) availability and price of raw materials, component parts, freight, energy, labor and sourced finished goods; (viii) the impact the tightened credit markets and change to LIBOR and other benchmark rates may have on the Company or its customers or suppliers; (ix) the extent to which the Company has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; (x) the Company's ability to identify and effectively execute productivity improvements and cost reductions; (xi) potential business and distribution disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, pandemics, sanctions, political unrest, war, terrorism or natural disasters; (xii) the continued consolidation of customers, particularly in consumer channels and the Company’s continued reliance on significant customers; (xiii) managing franchisee relationships; (xiv) the impact of poor weather conditions and climate change; (xv) maintaining or improving production rates in the Company's manufacturing facilities, responding to significant changes in customer preferences, product demand and fulfilling demand for new and existing products, and learning, adapting and integrating new technologies into products, services and processes; (xvi) changes in the competitive landscape in the Company's markets; (xvii) the Company's non-U.S. operations, including sales to non-U.S. customers; (xviii) the impact from demand changes within world-wide markets associated with homebuilding and remodeling; (xix) potential adverse developments in new or pending litigation and/or government investigations; (xx) the incurrence of debt and changes in the Company's ability to obtain debt on commercially reasonable terms and at competitive rates; (xxi) substantial pension and other postretirement benefit obligations; (xxii) potential regulatory liabilities, including environmental, privacy, data breach, workers compensation and product liabilities; (xxiii) attracting and retaining key employees, managing a workforce in many jurisdictions, work stoppages or other labor disruptions; (xxiv) the Company's ability to keep abreast with the pace of technological change; (xxv) changes in accounting estimates; (xxvi) the Company’s ability to protect its intellectual property rights and associated reputational impacts; (xxvii) the continued adverse effects of the COVID-19 pandemic and an indeterminate recovery period; (xxviii) and the possibility that the Company does not achieve the intended financial benefits from the acquisition of MTD.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Annual Report on Form 10-K and in the Quarterly Report on Form 10-Q, including under the heading "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the Consolidated Financial Statements and the related Notes.

Forward-looking statements in this press release speak only as of the date hereof, and forward-looking statements in documents attached that are incorporated by reference speak only as of the date of those documents. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.